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                                                                    EXHIBIT 23.2


                  CONSENT OF K N INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement of our report dated February 3, 1998, included in K N Energy, Inc.'s Annual Report on Form 10-K for the year ended December 31, 1997 and to all references to our Firm included in this Registration Statement.









                                                         /s/ ARTHUR ANDERSEN LLP




Denver, Colorado
December 2, 1998.